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                                                                   EXHIBIT 10.1

                               AMENDMENT TO LEASE



     The Lease by and between Equity Property Associates I (Landlord) and HADCO Corporation (Tenant) dated March 1, 1992 is hereby amended as follows:

     Amendment No. 1: Tenant Floor Space will be 38,895 square feet

     Amendment No. 2: Tenant's Term will be extended to March 31, 2000.

     Amendment No. 3: The Annual Fixed Rent will be $234,394.00.

     Amendment No. 4: The Included Operating Expense Share will be $19,959.90.

     Amendment No. 5: The Included Tax Expense Share will be $39,407.40.

     Amendment No. 6: A new Exhibit D - "Renewal Option" will be attached hereto.

     Amendment No. 7: An additional Exhibit E - Right of First Refusal will be attached hereto.

     The effective date of this Amendment will be May 1, 1995.

     All other provisions of the Lease are hereby ratified and confirmed.



     IN WITNESS WHEREOF, the parties have executed this Amendment to Lease this day of July, 1995


WITNESS:                               LANDLORD: Equity Property Associates, I


/s/ Timothy S. Mathews                 /s/ John W. Merchant
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                                       TENANT: HADCO Corporation


/s/ Timothy S. Mathews                 /s/ Timothy P. Losik
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